Praxis Genesis Growth Portfolio
Class A Shares (MGAFX)
Summary Prospectus
April 30, 2013
Before you invest, you may want to review the Praxis Genesis Growth Portfolio’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2013, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.
Investment Objectives
The Growth Portfolio seeks capital appreciation with current income as a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 60 of the Fund’s prospectus.
Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management fees	0.05%
Distribution and Service (12b-1) fees	0.25%
Other Expenses	0.44%
Acquired Fund Fees and Expenses (AFFE)[1]	0.76%
Total Annual Fund Operating Expenses	1.50%
Fee Waiver and/or Expense Reimbursement	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	1.37%
1 AFFE are not reflected in the Financial Highlights or audited financial statements.
2 The Adviser has entered into a contractual expense limitation agreement with respect to the Growth Portfolio until April 30, 2014. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to 0.60 percent of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 0.60 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$657	$962	$1,289	$2,211
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 45.13 percent of the average value of its portfolio.
Principal Investment Strategies
The Portfolio (a “fund of funds”) seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

Praxis Genesis Growth Portfolio
This methodology typically results in an allocation of 10 - 30 percent of assets in bond funds and 70 - 90 percent in equity funds. In selecting a diversified portfolio of underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the Praxis core stewardship investing guidelines. Investments in these non-Praxis funds and ETFs may not exceed 10% of the value of the Portfolio. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.
The above asset allocation percentages are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors.
Stewardship Investing
The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship
The Portfolio seeks to avoid companies that are deemed inconsistent with the Stewardship investing core values.
Principal Investment Risks
Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.
The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. In addition, the Portfolio is subject to the risks associated with the underlying funds in which it invests. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates. The value of the Portfolio’s shares could decline significantly and unexpectedly based upon many factors, including national and international political or economic conditions and general market conditions. Events in one market may impact other markets. Future events may impact the Portfolio in unforeseen ways.
PORTFOLIO PERFORMANCE
The bar chart and table that follow provide some indication of the risk of an investment in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each calendar year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Portfolio’s average annual total returns for different periods compared to those of a broad-based securities market index.
Please note that the Portfolio’ s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Portfolio shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.
The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclays Aggregate Bond Index (20%) the MSCI All Country World ex US Index (20%), the S&P 500 Index (45%) and the Russell 2000 Index (15%).1

Praxis Genesis Growth Portfolio
Class A — Annual Total Return Chart For the Periods Ended December 31, 2012
Best Quarter	Quarter Ended September 30, 2010	10.16%
Worst Quarter	Quarter Ended September 30, 2011	(13.05)%

Average Annual Total Returns			Since Inception
For the Periods Ended December 31, 2012	Class A	1 Year	(December 31, 2009)
Return Before Taxes		5.97%	5.26%
Return After Taxes on Distributions		5.24%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares		4.84%	4.40%
Russell 3000
(reflects no deductions for fees, expenses or taxes)		16.44%	11.20%
Composite Benchmark
(reflects no deductions for fees, expenses or taxes)		14.27%	8.59%
1 The composite benchmark prior to April 30, 2013 consisted of the Barclays Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

Praxis Genesis Growth Portfolio
Portfolio MANAGEMENT
Investment Adviser
Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Portfolio.
Portfolio Manager
Chad Horning, CFA®, Chief Investment Officer, has served as portfolio manager of the Portfolio since its inception in December 2009.
Investing in the Funds
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.
Purchasing Fund Shares
Minimum Investments Per Fund
Class A
Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50
The initial investment minimum requirements will be waived:
1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.
An annual account fee of $25 will be assessed in July to each Fund that falls below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 57 for more information.
The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.
Selling Fund Shares
In general, you may redeem shares on any Business Day:
•	Through your financial intermediary;
•	By writing to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701;
•	Via overnight service Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;
•	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or
•	Via the Automatic Withdrawal Plan, if you have elected this option.
Tax information
The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.
Payments to broker-dealers and other financial intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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